AMENDMENT TO THE BONUS PLAN

                                                                     May 7, 1997

                      PARADISE MUSIC & ENTERTAINMENT, INC.

     Reference is made to the agreement dated March 10, 1997, among Brian Doyle, Richard J. Flynn, John R. Loeffler and Jonathon C. Small relating to the accrual of bonuses under the existing bonus plan of Paradise Music & Entertainment, Inc. (the "Amendment").

     The undersigned hereby agree that the Amendment be, and hereby is, terminated ab initio with the effect that the Amendment shall be of no force and effect from its inception.

     This agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

     Agreed and accepted as of the date first written above.

                                     PARADISE MUSIC & ENTERTAINMENT, INC.


                                     By:
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                                                       Brian Doyle


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                                                      Richard J. Flynn


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                                                      John R. Loeffler


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                                                     Jonathon C. Small